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                                Exhibit No. 99.1

                                                                    NEWS RELEASE
COMPANY CONTACT:
Bill Bush
International Microcomputer Software, Inc.
415.878.4039
E-mail: bbush@imsisoft.com

                        IMSI(R) ANNOUNCES ANNUAL RESULTS


NOVATO, Calif., September 25, 2003 - IMSI(R) (OTC "Bulletin Board": IMSI), a leading developer and publisher of visual content, design, and business applications software, today announced financial results for the three and twelve months ended June 30, 2003. For the twelve months ended June 30, 2003, IMSI reported net revenues of $8.9 million which resulted in net income of $10.7 million including a gain, net of income tax, of $12.2 million from the sale of IMSI's wholly owned subsidiary ArtToday, Inc. to Jupitermedia Corporation. Net revenues from continuing operations increased by $448,000 or 5%, for the twelve month period ended June 30, 2003 as compared to the same period from the previous fiscal year. Net revenues from continuing operations for the three months ended June 30, 2003 were $2.0 million, which was a decrease of $100,000 or 5%, as compared to the same period from the previous fiscal year. IMSI reported net income of $10.9 million for the three month period ended June 30, 2003 as compared to $1.9 million from the same period in the prior year.

The results for the quarter and year were positively impacted by the sale of ArtToday. The subsidiary was sold for a combination of $13 million in cash, 250,000 shares of Jupitermedia Corporation common stock and an earn-out which could result in an additional $4 million of proceeds in the next two fiscal years. The transaction, which closed on June 30, 2003, resulted in a net gain of $12,237,000 which was included in the results for the fourth quarter that ended June 30, 2003. In accordance with Generally Accepted Accounting Principles ("GAAP") in the United States, ArtToday's operating results have been accounted for as discontinued operations in our income statement included in the Form 10-KSB filed for the period ended June 30, 2003. The following table presents net revenues and operating income included in continuing operations and discontinued operations:


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
---------------------------------- ---------------------------------------------------
                                                       Fiscal Year
---------------------------------- -------------------------- ------------------------
                                                  2003                     2002
---------------------------------- -------------------------- ------------------------
Net Revenue
---------------------------------- -------------------------- ------------------------
         Continuing Operations                        $8,932                   $8,484
---------------------------------- -------------------------- ------------------------
         Discontinued Operations                       5,249                    4,152
---------------------------------- -------------------------- ------------------------
                                                     $14,181                  $12,636
---------------------------------- -------------------------- ------------------------
Operating income (loss)
---------------------------------- -------------------------- ------------------------
         Continuing Operations                       ($2,610)                 ($1,803)
---------------------------------- -------------------------- ------------------------
         Discontinued Operations                       1,265                    1,271
---------------------------------- -------------------------- ------------------------
                                                     ($1,345)                   ($532)
---------------------------------- -------------------------- ------------------------

"The cash generated by the sale of ArtToday allowed us to significantly strengthen our balance sheet and provided us with investment capital for new and core products" said Martin Wade, IMSI CEO. "We plan on continuing to strengthen our product line by increasing investments in our key brands such as TurboCAD(R) and FloorPlan(R) and expanding our offerings through acquisition and licensing arrangements".

"The sale of ArtToday was the culmination of two years of restructuring activity," said Gordon Landies, President for IMSI. "With the close of the sale, we have embarked on an exciting path of product acquisition and development as demonstrated by our recent acquisition of the DesignCAD product line from Upperspace, the proposed acquisition of the assets of CADKEY Corporation and the launch of NetAccelerator 4 (TM) in September".

The following table sets forth selected financial data for the three and twelve months ended June 30, 2003 and 2002. The net revenue information excludes amounts attributable to ArtToday as they have been accounted for as discontinued operations.

--------------------------------- ----------------------------------------- -----------------------------------------
Summarized Financial Statistics         Twelve Months ended June 30                Three Months ended June 30
--------------------------------- ----------------------------------------- -----------------------------------------
                                    2003      2002           Change           2003      2002           Change
                                  --------- --------- --------------------- --------- --------- ---------------------
                                                          $           %                              $         %
--------------------------------- --------- --------- ---------- ---------- --------- --------- ---------- ----------
Consolidated Net Revenues           $8,932    $8,484       $448         5%    $2,011    $2,111     ($100)        -5%
--------------------------------- --------- --------- ---------- ---------- --------- --------- ---------- ----------
Net Income                          10,668     9,117     $1,551        17%    10,958     1,896    $9,062        478%
--------------------------------- --------- --------- ---------- ---------- --------- --------- ---------- ----------


About IMSI

Founded in 1982, IMSI has established a tradition of providing the professional and home user with innovative technology and easy-to-use, high-quality software products at affordable prices. The company maintains two business divisions. The Precision Design division, anchored by IMSI's flagship product, TurboCAD(R) and the recently acquired DesignCAD(TM) line, also develops and markets other visual content and design software such as FloorPlan(R) 3D. The Business Applications division provides businesses and end users with software solutions through its popular products such as TurboProject(R), FormTool(R), FlowCharts&More(TM), HiJaak(R) and TurboTyping(TM). This division also provides ergonomic and keyboard training to Fortune 1000 companies for worker-related safety, productivity, and ergonomic compliance improvements through Keynomics, a wholly owned subsidiary of IMSI. More information about IMSI can be found at www.imsisoft.com.

Safe Harbor Statement

This  announcement  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of various factors including the ability of the company to successfully commercialize its new technologies as well as risk factors set forth under "Factors Affecting Future Operating Results" in the company's annual report on Form 10-KSB for the year ended June 30, 2003, and such other risks detailed from time to time in the company's reports filed with the Securities and Exchange Commission. The company undertakes no obligation to publicly release the result of any revisions to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.


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